UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): SEPTEMBER 23, 2024

ITERIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1250 S. Capital of Texas Hwy., Building 1, Suite 330
Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 716-0808

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

Background

As previously disclosed, Iteris, Inc. (the “Company” or “Iteris”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Almaviva S.p.A. (“Parent”), and Pantheon Merger Sub Inc., an indirect wholly owned subsidiary of Parent (“Merger Sub”), on August 8, 2024. The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”). The proposed Merger is described in the Definitive Proxy Statement on Schedule 14A, dated September 20, 2024, filed with the Securities and Exchange Commission (the “SEC”) and mailed to all stockholders of record of the Company.

Regulatory Matters

In accordance with the terms of the Merger Agreement, the Company filed a Notification and Report Form as required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice on August 22, 2024. The applicable waiting period with respect to the Notification and Report Form under the HSR Act expired at 11:59 p.m., Eastern Time, on September 23, 2024. The completion of the Merger is conditioned upon, among other things, expiration or termination of any applicable waiting period under the HSR Act relating to the consummation of the Merger (the “Regulatory Condition”).  As a result, the Regulatory Condition has been satisfied.

Subject to obtaining Company stockholder approval and the satisfaction of other customary closing conditions to the Merger set forth in the Merger Agreement, the Merger is expected to be completed during the fourth quarter of 2024.

* * *

Additional Information About the Merger and Where to Find It

This communication does not constitute a solicitation of any vote or approval in respect of the proposed merger involving Iteris, Merger and Parent. In connection with the proposed transaction, Iteris filed with the SEC a Definitive Proxy Statement. Beginning on September 20, 2024, Iteris mailed the Definitive Proxy Statement to the stockholders of record of Iteris. INVESTORS AND STOCKHOLDERS OF ITERIS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ITERIS AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials at the SEC’s website at www.sec.gov or from Iteris at its website at https://iterisinc.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

Iteris and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Iteris’ stockholders in connection with the proposed transaction is set forth in Iteris’ Definitive Proxy Statement for its special meeting of stockholders, which was filed with the SEC on September 20, 2024, at which the proposed transaction will be submitted for approval by Iteris’ stockholders. You may also find additional information about Iteris’ directors and executive officers in Iteris’ Annual Report on Form 10-K for the fiscal year ended March 31, 2024, which was filed with the SEC on June 13, 2024 and amended on July 29, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.
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Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Iteris, Inc. (“Iteris”) or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside Iteris’ control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the Merger Agreement may be terminated in circumstances requiring Iteris to pay a termination fee; (3) the risk that the proposed transaction disrupts Iteris’ current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of Iteris to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on Iteris’ operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that Iteris’ stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Iteris and/or its directors, executive officers or other related persons;  (9) other factors that could affect Iteris’ business such as, without limitation, inflationary cost pressure in labor, supply chain, energy, and other expenses,  disruptions resulting from deployment of systems, changing market conditions, competition and demand for services, the market acceptance of our products and services, competition, the impact of any current or future litigation, the impact of recent accounting pronouncements, the impacts of ongoing and new supply chain constraints, the status of our facilities and product development, reliance on key personnel, general economic conditions, including rising interest rates, the impact of any current or future volatility or instability in national or international political conditions, any shutdown of the United States federal government, future impacts of COVID-19 or other future pandemics, changes in governmental regulation, personnel or budgetary constraints or policies and political agendas, the availability of project funding or other project budget issues, and operational risks, including cybersecurity incidents, and (10) other risks related to the consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time or at all.

If the proposed transaction is consummated, Iteris’ stockholders will cease to have any equity interest in Iteris and will have no right to participate in its earnings and future growth. Other factors are identified and described in more detail in Iteris’ Annual Report on Form 10-K for the year ended March 31, 2024 as well as Iteris’ subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on Iteris’ projections and other forward-looking statements, which speak only as of the date thereof.  Except as required by applicable law, Iteris undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERIS, INC.

Date:	September 24, 2024	By:	/s/ KERRY A. SHIBA
Kerry A. Shiba
Senior Vice President and Chief Financial Officer, Treasurer, and Secretary

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